UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2019

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01       Other Events.

On July 26, 2019, Blackstone Mortgage Trust, Inc. (the “Company”) filed a new universal shelf registration statement on Form S-3 (File No. 333-232852) (the “2019 Registration Statement”), which became immediately effective upon filing and which replaced its universal shelf registration statement on Form S-3 (File No. 333-212769) that was filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2016 (the “2016 Registration Statement”). In connection with the filing of the 2019 Registration Statement, the Company also filed with the SEC the following prospectus supplements relating to the Company’s existing “at the market offering” program (the “ATM Program”) and Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), both of which were previously registered under the 2016 Registration Statement:

(i) A prospectus supplement (the “DRIP Prospectus Supplement”) covering the sale of up to 9,994,359 shares of the Company’s class A common stock, par value $0.01 per share (the “Common Stock”) under the Plan. The Plan is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing the Common Stock and investing all or a percentage of their cash dividends in additional shares of Common Stock. The DRIP Prospectus Supplement continues the Plan previously covered by a prospectus supplement that was filed by the Company with the SEC on July 29, 2016 under the 2016 Registration Statement.

(ii) A prospectus supplement (the “ATM Prospectus Supplement”) covering the offering of shares of Common Stock that remain unsold under the ATM Program pursuant to the Company’s continuous equity distribution program. Sales of the shares of Common Stock under the ATM Program, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law, at prices related to the prevailing market prices or at negotiated prices or as otherwise agreed between the applicable sales agent and the Company. The shares that may be sold under the ATM Program have an aggregate offering price of up to $500,000,000. Prior to the date of the ATM Prospectus Supplement, the Company had already sold shares of Common Stock having an aggregate offering price of $136.2 million under the ATM Program, resulting in shares of Common Stock having an aggregate offering price of up to $363.8 million remaining available for sale thereunder. The ATM Prospectus Supplement continues the ATM Program previously covered by a prospectus supplement that was filed by the Company with the SEC on November 14, 2018 under the 2016 Registration Statement.

On July 26, 2019, the Company and BXMT Advisors L.L.C. (the “Manager”) entered into an Equity Distribution Agreement (the “Additional Equity Distribution Agreement”) with BTIG, LLC as sales agent, on substantially identical terms to the Equity Distribution Agreements (as amended, collectively, the “Existing Equity Distribution Agreements”) previously entered into by the Company and the Manager on November 14, 2018 with each of Citigroup Global Markets Inc., Barclays Capital Inc., BofA Securities, Inc., JMP Securities LLC, Keefe, Bruyette & Woods, Inc. and Wells Fargo Securities, LLC (each, an “Existing Sales Agent”) in connection with the ATM Program and described in the Company’s Current Report on Form 8-K filed on November 14, 2018. In addition, in connection with the filing of the 2019 Registration Statement, the Company and the Manager entered into amendments to the Existing Equity Distribution Agreements. Copies of the Additional Equity Distribution Agreement and the form of amendment to the Existing Equity Distribution Agreements are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, and the descriptions of such agreements in this Item 8.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K are copies of the opinion of Venable LLP regarding certain Maryland law matters, including the validity of the Common Stock offered pursuant to the DRIP Prospectus Supplement and the ATM Prospectus Supplement, respectively. Attached as Exhibit 8.1 to this Current Report on Form 8-K is a copy of the opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters in connection with the DRIP Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

1.1	Equity Distribution Agreement dated July 26, 2019, by and among the Company, BXMT Advisors L.L.C. and BTIG, LLC.

1.2	Form of Amendment No. 1 to Equity Distribution Agreements dated July 26, 2019, by and among the Company, BXMT Advisors L.L.C. and each of the Existing Sales Agents.

5.1	Opinion of Venable LLP.

5.2	Opinion of Venable LLP.

8.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.
Date: July 26, 2019
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Managing Director, Head of Legal and Compliance and Secretary